Exhibit 1

                             JOINT FILING AGREEMENT

         The undersigned hereby agree that the attached Statement on Schedule 13D relating to the shares of Class A Stock, $ 1.00 nominal par value per share of Ampal American Israel. is filed on behalf of each of them.


         Date: July 16, 2008



                                      MENORA MIVTACHIM HOLDINGS LTD.

                                      By: /s/Ari Kalman  /s/Yoni Tal
                                      Name: Ari Kalman, Yoni Tal
                                            --------------------
                                      Title:   C.E.O, C.I.O

                                      MENORA MIVTACHIM INSURANCE LTD.

                                      By: /s/Ari Kalman  /s/Yoni Tal
                                          --------------------------
                                      Name: Ari Kalman, Yoni Tal
                                      Title:   C.E.O, C.I.O

                                      MENORA MIVTACHIM PENSIONS LTD.

                                      By: /s/ Yacov Rozen   /s/Rami Armon
                                          -------------------------------
                                      Name: Yacov Rosen, Rami Armon
                                      Title:   C.E.O, C.I.O

                                      MENORA MIVTACHIM FINANCE LTD.

                                      By: /s/ Yehuda Ben Assayag  /s/Yoni Tal
                                          -----------------------------------
                                      Name: Yehuda Ben Assayag, Yoni Tal
                                      Title:   C.E.O, Director

                                      MENORA MIVTACHIM GEMEL LTD.

                                      By: /s/ Itai Yaakov /s/Yehuda Ben Assayag
                                          -------------------------------------
                                      Name:  Itai Yaakov, Yehuda Ben Assayag
                                      Title:    C.E.O, Director

                                            18

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                                      MENORA MIVTACHIM MUTUAL FUNDS LTD.

                                      By: /s/Ronen Avigdor /s/Yehuda Ben Assayag
                                          --------------------------------------
                                      Name: Ronen Avigdor, Yehuda Ben Assayag
                                      Title:   C.E.O, Director


                                            19